SCHEDULE 2 dated as of February 6, 1995

                                     to the

                                MASTER AGREEMENT

                          dated as of February 6, 1992

                                     between

 APPLE COMPUTER, INC.,                       GOLDMAN SACHS
a corporation organized                      INTERNATIONAL
and existing under the        and        a company formed under
laws of the State of                      the laws of England
     California


     ("Party A")                             ("Party B")


      The terms and conditions below shall govern all Transactions in Options (as hereinafter defined) between Party A and Party B relating to the common stock of America Online, Inc. ("AMER"). References in the introductory paragraph of the Master Agreement to the Schedule are deemed to include this Schedule 2.

1. Definitions. Capitalized terms not otherwise defined herein or in the Master Agreement shall have the meanings set forth below. In the event a term is defined herein and is otherwise defined in the Master Agreement, the definition herein shall control with respect to any Transaction involving Options contemplated by this Schedule 2.

(a) American Option: An Option which may be exercised on any Business Day prior to the Expiration Date between the hours of 9:00 A.M. and 11:00 A.M. New York time, and on the Expiration Date between the hours of 9:00 A.M. and 4:30 P.M., New York time.

(b)   Business  Day:   Any  day  that the  NASDAQ  National  Market  System
("NASDAQ") and Federal Reserve Member Banks in New York, NY are open for business.

(c) Confirmation: The written evidence of an Option delivered by Party B to Party A, containing the specific terms with respect thereto, substantially in the form of Exhibit A attached hereto. Each Confirmation, together with this Agreement, shall constitute the written agreement between Party A and Party B with respect to such Option.

(d)  Contracts:   The "Trading Unit" of an Option, consisting initially  of
100  shares  of the Option Security, subject to adjustment as  provided  in
Section 2.

(e)   European  Option:   An  Option which may be  exercised  only  on  the
Expiration Date between the hours of 9:00 A.M. and 4:30 P.M. New York time.

(f) Exercise Price: The price per share, as set forth in a Confirmation, at which an Option Security may be purchased or sold or otherwise settled upon exercise of the related Option.

(g) Expiration Date: For an Option means 4:30 P.M., New York time, on the date identified as the Expiration Date in the related Confirmation, at which time, if an Option has not been exercised, the rights granted to the Holder thereunder expire and the Option is deemed terminated. If an Expiration Date is not a Business Day, then the next succeeding Business Day shall be deemed to be the Expiration Date for such Option.

(h)  Calculation Agent:  Goldman, Sachs & Co.

(i) Holder: The Holder of an Option is the party to the Option who has the right to determine whether or not the Option will be exercised and who is designated as such on the Confirmation or is the assignee or successor of such person.

(j) Market Disruption Event: In relation to any day and to an Option, the occurrence during the half hour period immediately prior to the time at which valuation will take place of the material suspension or material limitation of trading in (i) Option Securities on the primary market or
(ii) options or futures on Option Securities on the primary market or on any other exchange on which such options or futures are traded. For the purposes of this definition, (X) a limitation on the hours and number of days of trading will not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the primary market or other relevant exchange and (Y) a limitation on trading imposed during the course of a day by reason of movements in price otherwise exceeding levels permitted by the primary market or other relevant stock exchange may, if the Calculation Agent so determines, constitute a Market Disruption Event.

(k) Market Price: The closing sale price (or, if no closing sale price is reported, the average of the bid and asked prices) reported on NASDAQ or, if the Option Security is listed and traded on another stock exchange, on such other stock exchange which is the principal trading market for the Option Security based on the previous four weeks average daily trading volume (as of the date of this Agreement, the closing price on NASDAQ is determined as of 4:00 P.M. New York time).

(l) Option: The right, but not the obligation, of the Holder (purchaser) thereof to purchase from the Writer (seller)(in the case of a "Call Option") or to sell to its Writer (in the case of a "Put Option") the number of Contracts set forth in the applicable Confirmation. An Option written by Party A will be referred to as a Short Option, and an Option written by the Party B will be referred to as a Long Option.

(m)  Option Security:  Common stock par value $.01 per share of AMER.

(n)    Premium:   The  purchase  price  of  an  Option  specified  in   the
Confirmation.

(o)  Securities Act:  The Securities Act of 1933, as amended.

(p) Settlement Value: The amount in U.S. dollars by which the Exercise Price exceeds the Market Price (in the case of a Put Option) or the Market Price exceeds the Exercise Price (in the case of a Call Option) in either case multiplied by the number of shares of the Option Security covered by an exercise notice given pursuant to Section 5 below. If the Confirmation states a specified averaging period, then the Settlement Value will be determined by the average of the Market Prices on the number of Trading Days specified in the averaging period. Unless otherwise specified in the Confirmation, the averaging period will begin on the Expiration Date and will end on the last Trading Day of the averaging period.

(q) Trading Day: A day (other than a day on which a Market Disruption Event is occurring) on which the Option Security is trading on NASDAQ or, if not traded on NASDAQ, on the principal market on which the Option Security is traded.

(r)   Warrant:   The  common stock warrant dated as  of  December  3,  1992 granted by AMER to Party A.

(s) Writer: The Writer of an Option is the party to the Option which does not have the right to determine whether or not the Option will be exercised (but instead has the obligation to perform the transaction at the request of the Holder), and who is designated as such on the Confirmation or who is the successor or assignee of such person.

2. Execution of Option Transactions. Each Option entered into pursuant to this Agreement shall constitute a binding contract when all of the terms have been agreed by the parties and the parties have each signed a Confirmation, substantially in the form of Exhibit A attached hereto with all blank spaces completed. The Confirmation shall be prepared and signed by the Calculation Agent as agent for Party B and sent immediately to Party A by fax and by mail to the number and at the address specified on the signature page hereof (or to such other number or address as may be designated by written notice to the sender). Party A will immediately upon receipt of the faxed Confirmation review it and manually countersign and return it to the Calculation Agent by fax and by mail to the number and at the address specified on the signature page hereof (or to such other number or address as may be designated by written notice to the sender). If Party A in good faith believes that the Confirmation does not reflect the terms of the transaction, Party A will inform the Calculation Agent immediately upon receipt of the faxed Confirmation and the parties will in good faith attempt to resolve any inaccuracies and to verbally confirm the correct terms, the Calculation Agent shall thereupon correct, reissue and refax and mail the Confirmation for countersignature by Party A.

3.   Special Conditions and Adjustments.

      (a) Subsequent to the date on which an Option is originally traded, and for so long as the Option is outstanding, if there is declared a stock dividend, stock distribution, stock split or reverse split, rights offering, cash dividend, distribution, reorganization, recapitalization or reclassification, tender offer or similar event in respect of any Option Security, then the number of outstanding Option Contracts, the Trading Units and/or the Exercise Price of such Option shall be adjusted, effective on the "ex-date" of the Option Security in its primary market, in the manner described in subclauses (i) through (vi) below. The number of shares of an Option Security in an adjusted Trading Unit shall be rounded down to eliminate any fractional share. Unless the parties otherwise agree in writing, no adjustment shall be made for cash distributions made out of "earnings and profits", as defined in the Internal Revenue Code ("EPS Distributions"), except for Special Cash Dividends pursuant to subclause
(iv) below.

     (i) In the case of a stock dividend, stock distribution or stock split whereby one or more whole numbers of shares are issued in respect of each outstanding share of the Option Security, the number of Option Contracts which cover such Option Security, and which are outstanding prior to such event, shall be increased by the same number as the additional shares issued, and the Exercise Price per share in effect immediately prior to such event shall be proportionately reduced.

      (ii) In the case of a stock dividend, stock distribution or stock split whereby other than a whole number of shares is issued in respect of each outstanding share of the Option Security, the number of shares covered by each Option immediately prior to such event shall be increased, and, conversely, in the case of a reverse stock split or combination of shares, the number of shares covered by each Option Contract immediately prior to such event shall be decreased. In the event the number of shares is increased or decreased in accordance with this subclause (ii), the Exercise Price in effect immediately prior to such event shall be decreased or increased accordingly in inverse proportion. No adjustment in the number of Options outstanding shall be made on account of the happening of any of the events for which adjustments are provided in this subclause.

      (iii) In case a tender or exchange offer made by AMER or any subsidiary of AMER for all or any portion of the Option Securities shall expire and such tender or exchange offer shall involve the payment by AMER or such subsidiary of consideration per share of Option Security having a fair market value (as determined in good faith by the Calculation Agent) at the last time (the "Expiration Time") tenders or exchange offer (as it shall have been amended) that exceeds 10% of the Market Price per share of Option Security on the Trading Day next succeeding the Expiration Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the effectiveness of the Exercise Price reduction contemplated by this subparagraph (iii) by a fraction of which the numerator shall be the number of shares of Option Securities outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Market Price per share of Option Security on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value of the aggregate consideration (as determined in good faith by the Calculation Agent) payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares seemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Option Securities outstanding (less any Purchased Shares) at the Expiration Time and the Market Price per share of the Option Security on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

      (iv) The Exercise Price of an outstanding Option will be reduced on the "ex-dividend" date by the amount of Special Cash Dividends declared on an Option Security or the fair market value (as determined by the Calculation Agent in good faith) or an Extraordinary Distribution. A "Special Cash Dividend" is (x) a cash dividend which is payable by the issuer of the Option Security on a date other than the normal quarterly cash dividend payment date or (y) such portion of a cash dividend which is payable on the normal quarterly dividend payment date that exceeds by 10 percent or more the previous quarterly dividend unless in the case of (y) the dividend increase is announced by the issuer of the Option Security as part of its normal periodic dividend policy and the annual dividend yield, calculated by reference to the market price of the Option Security on the date of the announcement of such dividend increase, is less than 5%. An "Extraordinary Distribution" is a dividend or distribution on the Option Securities of evidences of indebtedness or assets (including securities, but excluding any dividend or distribution covered by clause (i)).












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


      (v) In case of any consolidation of AMER with, or merger of AMER into, any other person, any merger of another person into AMER (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Option Securities) or any sale or transfer of all or substantially all of the assets of AMER, the Holder of each Option then outstanding shall have the right thereafter to convert such Option only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Option Securities into which such Option might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Option Securities (i) is not a person with which AMER consolidated or into which AMER merged or which merged into AMER or to which such sale or transfer was made, as the case may be ("constituent Person"), or an affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Option Security held immediately prior to such consolidation, merger, sale or transfer by others than a constituent Person or an affiliate thereof and in respect of which rights of election shall not have been exercised ("non-electing share"), then, for the purpose of this clause (v) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

     (vi) In the case of any distribution made with respect to shares of an Option Security, other than cash distributions, EPS Distributions, Special Cash Dividends, Extraordinary Distributions and other distributions for which adjustments are provided in subclauses (i) through (v) of this Section, an adjustment will be based upon such adjustment as the Options Clearing Corporation determines with respect to exchange-traded options on the Option Security unless the Calculation Agent and Party A mutually agree that the adjustment for exchange-traded options does not reflect the economic intentions of the parties. In such case the Calculation Agent and Party A shall in good faith seek to determine whether an adjustment of the Option is appropriate in the interest of fairness. Whenever an adjustment is so determined to be appropriate, and unless Party A and Calculation Agent agree otherwise, either (x) the Exercise Price in effect immediately prior to such event shall be adjusted to reflect the value per share of the distributed property, in which event the Trading Units shall not be adjusted, or (y) the Trading Units in effect immediately prior to such event shall be adjusted to include the property distributed, in which event the Exercise Price shall not be adjusted. Party A and the Calculation Agent shall determine whether a given event for which adjustment is provided under this subclause shall result in an adjustment under part (x) or part (y) of the preceding sentence, and, with respect to adjustments under part (x), Party A and the Calculation Agent shall determine the value of the distributed property.

(b) No adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease in such price of at least one U.S. cent: provided that any adjustment which by reason of this Sub-paragraph (b) is not required to be made shall be carried forward and taken into account (as if such adjustment had been made at the time when it would have been made but for the provisions of this Sub-paragraph (b)) in any subsequent adjustment. All calculations under this Sub-paragraph shall be made to the nearest U.S. cent with five tenths or more of a U.S. cent to be considered (rounded up) a full cent.

4. Special Termination Event. It is the parties' intent that if AMER becomes subject to a third party tender offer followed by a merger or any other action of the issuer the result of which is to entitle Holders of the Option Security to receive cash or other property such that AMER common stock ceases to exist (other than as provided in Section 3 above), and such right comes into effect at any time any Option purchased or sold by Party A is outstanding, each Option will terminate and be unwound at fair market values based on the unexpired term of each Option. If such tender offer is for cash only, then the settlement price for each Option will be based upon a determination by the Calculation Agent using the Black-Scholes option valuation model set forth on Exhibit B (or any other mutually acceptable means), using the cash tender price as the prevailing stock price, prevailing dividend yield (if any), prevailing interest rates, and an assumed volatility of 45% per annum. In the event that the tender offer is for a combination of cash and other property, the parties (with the Calculation Agent acting for Party B) shall negotiate in good faith the respective fair market values of the outstanding Options, using to the extent possible the aforesaid Black-Scholes option valuation model. Party B shall pay the Long Option settlement price to Party A, and Party A shall pay the Short Option settlement price to Party B.

5.  Exercise Procedure; Automatic Exercise.

(a) An Option may be exercised by the Holder thereof by giving notice of exercise either orally or in writing to the person specified for such purpose in the Confirmation. The Calculation Agent will confirm exercise in writing within one Business Day. An Option may be exercised only in whole and not in part unless the "In part" box has been checked with respect to item 8 of the Confirmation.

(b) If the Holder has not given notice of exercise or notice of intent not to exercise to the Writer by 4:30 P.M., New York time, on the Expiration Date, the Option shall be deemed to have been exercised by the Holder if such Option is in-the-money based upon the Market Price on the Expiration Date. An Option is "in the money" on the Expiration Date if the Settlement Value of the unexercised portion of such Option is based on an amount equal to or greater than twenty-five cents ($.25) per share. The Writer shall attempt to notify the Holder of such automatic exercise as soon as practicable but in any case by the close of business in New York on the Business Day following the Expiration Date. Failure or inability to give such notice will not affect the validity of the exercise.

6.  Settlement upon Exercise.

       (a) Unless "Cash Settlement" is specified in the related Confirmation, within five Business Days following exercise of an Option (or such other period as agreed to by Party A and Party B) payment for the Option Securities shall be made at the Exercise Price per share therefor in clearing house funds against delivery of such Option Securities. Option Securities will be delivered in good transferable form as is customary for that type of Option Security. Whenever an Option Security is transferable or deliverable by wire transfer or book entry at a depository or clearing house at which both parties or their clearing agents are members, such method will be used to effect transfer or delivery. Physical delivery shall only be made if book entry delivery cannot be effected.

     (b) If "Cash Settlement" is specified in the related Confirmation, an Option shall be settled by a payment in New York Clearing House funds of an amount equal to the Settlement Value on the fifth Business Day following the date of exercise or, if the Settlement Value is determined over an averaging period, then on the fifth Business Day following the last day of the averaging period.

      (c) If "Cash Settlement at Company's Election" is specified in a related Confirmation, then, unless Party A has notified Party B to the contrary at least three Business Days before the Expiration Date (or such other period as may be specified in the related Confirmation), the Option will settle by physical delivery of the Option Securities pursuant to
Section 6(a) above. Such notice may be given orally or in writing. Oral notice shall be confirmed in writing within one Business Day.

      (d) If "Cash Settlement Unless Otherwise Notified" is specified in a Confirmation relating to an Option, then, unless Party A has notified the Calculation Agent to the contrary at least three Business Days before the Expiration Date (or such other period as may be specified in the related Confirmation) the Option will settle by Cash Settlement pursuant to Section 6(b) above. Party B understands that Party A may, in its discretion, but subject to Section 8(a)(i), use in settlement of any Options entered into under this Agreement Option Securities which Party A acquires pursuant to the Warrant, but (either because such shares may be subject to the right of first refusal or otherwise) Party A wishes to retain the ability to use such shares in settlement of the Options or to cash settle the Options and make such decision near the end of the Option term.

7. No Default. Each obligation of a party in respect of each Option to make a payment or deliver Option Securities is subject to the condition precedent that no Event of Default or event that, with the lapse of time or the giving of notice or both, would become an Event of Default by the other party, has occurred and is continuing.

8. Additional Representations. Each of the following representations and warranties are in addition to representations and warranties made by Party A and Party B, respectively, in the Master Agreement, and each Party agrees that all of such representations and warranties, unless amended or modified by agreement in writing are true and correct as of the date of this
Schedule 2 and as of the date each Option Transaction is entered into as contemplated herein.

     (a)  Party A represents and warrants to Party B:

     (i) Option Securities delivered by Party A upon the exercise of any Option will be duly authorized, fully paid and non-assessable securities free of any restrictions on transfer and will not be subject to any lien, pledge security interest or encumbrance whatsoever.

     (ii) Party A is not an "affiliate" of AMER as such term is defined in Rule 144 under the Securities Act;

     (iii) Party A does not have any special access to, and does not possess, any non-public material financial or other information relating to AMER, nor does Party A have any ability or right to perform any investigation as to the business or financial condition of AMER;

     (iv) Party A acquired the Warrant in a private transaction on December 3, 1992, full consideration for the Warrant was paid on such date, such Warrant is in force and effect, and Party A has not exercised such Warrant; and

     (v) Party A is not entering into this Agreement, nor will it enter into (as Writer) any Call Option with Party B or (as Holder) any Put Option with Party B, (X) in anticipation of a sale of the Warrant prior to December 3, 1995, or (Y) in anticipation of a sale of the underlying AMER stock issuable upon exercise of the Warrant prior to three years following such exercise for cash or other consideration, or (Z) with the present intention of exercising the Warrant within six months after the purchase of a Put Option or the sale of a Call Option by Party A.

     (vi) Party A may be treated as a market counterparty or non-private customer as defined in SFA rules, and hereby consents to such treatment.

     (b)  Party B represents and warrants to Party A:

     (i) Party B is not an "affiliate" of AMER as such term is defined in Rule 144 under the Securities Act;

     (ii) Party B does not have any special access to, and does not posses, any non-public material financial or other information relating to AMER, nor does Party B have any ability or right to perform any investigation as to the business or financial condition of AMER; and

     (iii) Party B acknowledges that Party A has not participated in the preparation of any disclosure documents relating to the offer and sale of securities based on the value of AMER stock issued by an Affiliate of Party B and that Party A is not liable to Party B or any Affiliate of Party B for any material misstatements or omissions contained in such disclosure documents, provided, however that the foregoing is without prejudice to any of Party B's rights in respect of Party A's representations and warranties herein.

9.   Payments on Early Termination.

           (a) A Party's Loss shall not include any incidental or consequential damages.

10.  Miscellaneous.

           (a) Neither this Agreement nor any Option may be assigned or transferred by either party hereto without the consent of the other party, except for an assignment and delegation of all of a party's rights and obligations hereunder in whatever form such party determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of such party's assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, the assigning party shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.

           (b) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, United States of America without giving effect to conflicts of law principles.

           (c) This Agreement and each Option entered into hereunder shall be subject to all laws, rules and regulations applicable thereto, including, but not by way of limitation, the provisions of the Securities Act, and the Securities Exchange Act of 1934, as amended and all rules and regulations, promulgated or to be promulgated thereunder. Party A and Party B each acknowledge that the Options acquired by it from the other party hereunder will not be registered under the Securities Act and will be sold by the issuer of the Option in reliance upon the exemption for private placements pursuant to Section 4(2) of the Securities Act.

           (d) Each Option is being entered into by the parties hereto acting as principal for their respective own account. Subject to the termination of any Option by expiration or full performance upon exercise, no failure on the part of either party to exercise, and no delay in exercising, any contractual right prior to termination of any such Option as aforesaid will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right. No modification or waiver of any provision hereof nor any consent to any departure by either party therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

11.  Arbitration.

(a)  Arbitration is final and binding on Party A and Party B









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(b)  Party A and Party B are waiving their right to seek remedies in court, including the right to a jury trial.

(c) Pre-arbitration discovery is generally more limited than and different from court proceedings.

(d) The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

(e) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

      Any controversy between or among Party B or any of its partners or employees, on the one hand, and Party A, on the other hand, arising out of or relating to this Agreement or any Option entered into hereunder, shall be settled by arbitration, in accordance with the then current rules of, at Party A's election, the Securities Arbitration Rules of the American
Arbitration Association or the Board of Arbitration of the National Association of Securities Dealers, Inc., New York Stock Exchange. If Party A does not make such election by registered mail addressed to Party B within ten (10) Business Days after receipt of notification from Party B requesting such election, then Party A irrevocably authorizes Party B to make such election on behalf of Party A. Notwithstanding the foregoing, any arbitration hereunder shall be before at least three arbitrators and the award of the arbitrators, or a majority of them, shall be final, and judgment upon the award rendered may be entered in any court, state or Federal, having jurisdiction.

Neither party shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until:

     (i)  the class certification is denied;

     (ii) the class is decertified; or

     (iii)the customer is excluded from the class by the court.









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Such  forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

      By signing below, Party A acknowledges receipt of a copy of this Options Agreement. A predispute arbitration clause is contained in Section 11 hereof.


GOLDMAN SACHS INTERNATIONAL

By:________________________
Name:
Title:



APPLE COMPUTER, INC.

By:
Name:
Title:







                                issue/onlin5.mst

























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                             EQUITY OPTION CONTRACT

                                                   Trade Date
To:  Apple Computer, Inc.
     One Infinite Loop 36TR
     Cupertino, CA 95014

     Attention:  Assistant Treasurer

Gentlemen:

This confirmation of trade is furnished to you in connection with the purchase by or sale to Goldman Sachs International ("Party B") by or to you ("Party A") as indicated below, of the Option described below and is a Transaction subject to the terms and conditions of the Master Agreement including the Schedules thereto.

1.   Transaction:        Party A     bought     sold (check one)

2.   Option Security:                  America  Online, Inc. Common Stock

3.   No. of Contracts:   _____   (100 shares per contract)

4.   Expiration Date:    ____________________, 19

5.   Exercise Price:    $_______per share

6.   Premium:           $_______per share, net.  Total:  $
                        Due and payable on

7.   Type of Option:   ___ Put        ___ Call       (check one)
                       ___ American   ___ European   (check one)

8.   Exercisable:      ___ In whole only   ___  In  part (check one)

9.   Exercise Notice:  By telephone to Writer's representative named below at Writer's telephone number indicated below. Confirm in writing by fax to Writer's number, at Writer's address below.

10.  Special terms: Cash   Settlement  Unless  Otherwise. Notified.
                    Averaging period: ____ trading days.

Please sign and return the attached copy of this Agreement.

                                   Very truly yours,

                                   GOLDMAN, SACHS & CO as agent for Goldman
                                    Sachs International.
                                   Phone:    212-902-8652
                                   Fax: 212-902-9602
Accepted and Agreed on this        Address: 85 Broad Street
___ day of ______, 19__            New York, N.Y. 10004

APPLE   COMPUTER,  INC.            Exercise  Notice  to: Daniel O'Rourke

By:
Name:
Title:

Phone:_______________     Fax _________________
Exercise Notice to

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